UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             _______________________


                                    FORM 8-K

                             _______________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 2, 2003

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                        1-3122               13-5549268
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  (State or Other Jurisdiction         (Commission File         (IRS Employer
        of Incorporation)                   Number)          Identification No.)


   40 Lane Road, Fairfield, New Jersey                             07004
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5. Other Events and Required FD Disclosure.

         On December 2, 2003, Covanta Energy Corporation ("Covanta") issued a press release announcing that they have signed a definitive agreement with Danielson Holding Corporation ("Danielson") under which Danielson will acquire Covanta's energy and water businesses in connection with Covanta's emergence from bankruptcy. A copy of the press release is attached hereto as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of business acquired: [Not applicable].

(b)  Pro forma financial information: [Not applicable].

(c)  Exhibits:

          99. Press release issued by Covanta Energy Corporation on December 2, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 3, 2003

                                    COVANTA ENERGY CORPORATION


                                    By:  /s/ Jeffrey R. Horowitz
                                         -----------------------
                                    Name:  Jeffrey R. Horowitz
                                    Title: Senior Vice President, General
                                           Counsel and Secretary